Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

I, Noam Gottesman, Chairman of the Board and Co-Chief Executive Officer of GLG Partners, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the amended Annual Report on Form 10-K/A of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Noam Gottesman
Noam Gottesman
Chairman of the Board and
Co-Chief Executive Officer

Date: April 22, 2008